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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                        August 5, 1998 (August 5, 1998)


                                  SIMULA, INC.
             (Exact name of Registrant as specified in its charter)


       ARIZONA             COMMISSION FILE NO. 1-12410           86-0320129
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

2700 NORTH CENTRAL AVENUE, SUITE 1000
        PHOENIX, ARIZONA                                            85004
(Address of principal executive offices)                         (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (602) 631-4005
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS.

            Registrant's press release dated August 5, 1998 is filed herewith as
Exhibit 20 and is incorporated herein by reference. The press release relates to the registrant's announcement that going forward it will operate its rail seating subsidiaries as discontinued operations as it positions them for sale. The press release also contains the registrant's financial results from both continuing and discontinued operations for its second quarter ended June 30, 1998.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits. The following Exhibits are included pursuant to Item 601 of Regulation S-K.


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 NO.             DESCRIPTION
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
*20     Press Release dated August 5, 1998
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* Filed herewith.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          SIMULA, INC. (Registrant)



                                          By  /s/ Bradley P. Forst
                                             -----------------------------------
                                              Bradley P. Forst
                                              Vice President, General Counsel
                                              and Secretary